                                                                   EXHIBIT 10.10


             KENNAMETAL INC. SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                          (as amended on July 26, 1999)


SECTION 1.  PURPOSE AND EFFECTIVE DATE.

1.1 The purpose of this Supplemental Executive Retirement Plan is to ensure the payment of a competitive level of retirement income, in order to attract, retain, and motivate selected executives. The Plan is also intended to provide eligible executives with a retirement benefit that cannot be paid from the Company's qualified Retirement Income Plan, due to various limitations of the United States Internal Revenue Code.

1.2 This Plan was previously amended and adopted, effective April 21, 1995, and was most recently amended and adopted, effective July 26, 1999. It will be effective for each participant on the date he or she is designated as a Participant and executes an Employment Agreement.

1.3 The terms of this Plan are applicable only to eligible executives who are employed by the Company on or after April 21, 1995. Any executive who retired or otherwise terminated employment prior to such date, shall not be eligible to be designated a Participant under this Plan unless he or she returns to service with the Company on or after April 21, 1995.


SECTION II.  DEFINITIONS.

2.1      BOARD OF DIRECTORS means the Directors of the Company.

2.2 BONUS AWARD means the annual cash award under the provisions of the Kennametal Inc. Management Performance Bonus Plan of any given fiscal year. Only an award generated by successful attainment of the Bonus Plan's business objectives shall be considered a "Bonus Award" for the purposes of this Plan. No other bonus award will qualify.

2.3 CHANGE IN CONTROL shall mean a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A promulgated under the Securities Exchange Act of 1934 as in effect on the date hereof ("1934 Act"), or if Item 6(e) is no longer in effect, any regulations issued by the Securities and Exchange Commission pursuant to the 1934 Act which serve similar purposes; provided that, without limitation, such a change in control shall be deemed to have occurred if (i) Kennametal shall be merged or consolidated with any corporation or other entity other than a merger or consolidation with a corporation or other entity all of whose equity interests are owned by Kennametal immediately prior to the merger or consolidation, or (ii) Kennametal shall sell all or substantially all of its operating properties and assets to another person, group of associated persons, or corporation; or (iii) any "person" (as such term is used in Sections 13(d) and 14(d) of the 1934 Act), is or becomes a beneficial owner, directly or indirectly, of securities of Kennametal representing 25% or more of the combined voting power of Kennametal's then outstanding securities coupled with or followed by the existence of a majority of the board of directors of Kennametal consisting of persons other than persons who either were directors of Kennametal immediately prior to or were nominated by those persons who were directors of Kennametal immediately prior to such person becoming a beneficial owner, directly or indirectly, of securities of Kennametal representing 25% or more of the combined voting power of Kennametal's then outstanding securities.

2.4 CODE means the Internal Revenue Code of 1986, as amended from time to time. References in the Plan to a Code Section shall be deemed to refer to any successor provision of the Code, as appropriate.

2.5 COMMITTEE means the Board of Directors Committee on Executive Compensation, designated by the Board of Directors to administer the plan, pursuant to Section 7 of the Code.

2.6 COMPANY means Kennametal Inc., a Pennsylvania corporation, or any successor bound by this Plan pursuant to Section 8.5.

2.7 DISABILITY means such incapacity due to physical or mental illness or injury, as causes the Participant to be absent from his principal office at Kennametal's offices for the entire portion of 180 consecutive business days.

2.8      EMPLOYEE means an employee of the Employer.

2.9 EMPLOYER means the Company and any subsidiary or affiliate of the Company whose employees participate in the Plan.

2.10 EMPLOYMENT AGREEMENT means an agreement between an Employer and an Employee which sets forth terms and conditions of employment and specifically refers to this Plan.

2.11 FINAL BASE SALARY means the Participant's monthly base salary rate, before any pre-tax reductions pursuant to the Participant's elections under IRC Section 125 or 402(e)(3), for the calendar month in which Participant's Termination of Employment occurs, without regard to any limitations on compensation under the Code, including those under IRC
         Section 401(a)(17) , multiplied by twelve (12).

2.12     IRC means the Code.

2.13 NORMAL RETIREMENT means the first day of the month following the day on which the Employee reaches the age of sixty-five (65).

2.14 PARTICIPANT means any Employee of an Employer who is entitled to participate in the Plan in accordance with Section III. Where the context so indicates, "Participant" shall also include a retired or deceased Participant with respect to whom a SERP Benefit is payable.

2.15 PLAN means the Company's Supplemental Executive Retirement Plan (SERP), as set forth herein and as amended and restated from time to time.

2.16 RETIREMENT INCOME PLAN means the Company's qualified Retirement Income Plan, as it may be amended and restated, from time to time.

2.17 SERP BENEFIT means the benefit, calculated pursuant to Section V, that is payable to a Participant under the Plan.

2.18 TARGET RETIREMENT INCOME means the total of the estimated benefit under the Company's qualified Retirement Income Plan, plus the estimated benefit under Social Security, plus the amount of SERP Benefit, under
         Section V of the Plan.

2.19 YEAR OF SERVICE means each full twelve-month period beyond Employee's most recent hire date, as determined pursuant to the Company's regular personnel records and policies.


SECTION III.  ELIGIBILITY.

3.1 Each officer or key executive Employee of the Company approved by the Committee, in its sole discretion, shall be eligible to participate in the Plan, upon prompt execution of an Employment Agreement.

3.2 Any officer or key executive who becomes a Participant shall continue to be a Participant until his or her termination of employment, or until a date prior to such time, as determined by the Committee, in its sole discretion.


SECTION IV.  VESTING.

4.1 A Participant shall become vested and entitled to receive a benefit under the Plan, determined in accordance with Section V, only in accordance with the following schedule:

         ======================================================
            AGE OF PARTICIPANT AT      CUMULATIVE VESTED PLAN
                 TERMINATION                  BENEFIT
         ------------------------------------------------------
              Less than age 56                   0%
         ------------------------------------------------------
                     56                         20%
         ------------------------------------------------------
                     57                         40%
         ------------------------------------------------------
                     58                         60%
         ------------------------------------------------------
                     59                         80%
         ------------------------------------------------------
                 60 or older                   100%
         ======================================================

         Notwithstanding the foregoing, a Participant who voluntarily leaves employment, without Employer's permission, or is involuntarily terminated, with cause, prior to entitlement to receive a benefit pursuant to Section 6.1, shall forfeit any entitlement to a benefit under the Plan. In the event that Participant shall voluntarily or involuntarily leave the employ of the Company before his or her retirement date, and the Participant is not vested as to any portion of the SERP Benefit, the obligations of the Company under Section 6 and 7 of the Plan shall be null and void, and neither the Participant nor any other person shall in any way be entitled to any payments hereunder.

4.2 Notwithstanding Section 4.1, each Participant's Plan benefit automatically shall become 100% vested upon a Change in Control of the Company.


SECTION V.  AMOUNT OF BENEFIT

5.1 The Target Retirement Income shall be calculated as a percent of the total of Final Base Salary and an average of the last three Bonus Awards. The Target Retirement Income percentage shall be 60% at 30 Years of Service, plus or minus 1% for each Year of Service greater than or less than thirty.

5.2 The amount of each Participant's SERP Benefit shall initially be calculated as the excess of the Target Retirement Income amount over the sum of the monthly benefit that would be payable as a single life annuity under the Company's Retirement Income Plan commencing upon a retirement at age 65, based on credited service and average earnings under the Retirement Income Plan as of the Participant's termination of employment, plus the Participant's Social Security benefit, as defined under the Retirement Income Plan, that would be payable commencing at age 65 assuming the Participant had no further FICA wages or SECA earnings after termination of employment.

5.3 The Target Retirement Income amount, the Retirement Income Plan benefit estimate, and the Social Security benefit estimate shall be calculated according to the methodology described in Appendix A.

5.4      The Committee shall cause the formula calculation described in Sections
         5.1 and 5.2 to be done annually, or as otherwise required, for each Participant. The Committee shall then be advised of the SERP Benefit amount for each Participant, and shall direct that an official list of Participants and their accrued SERP Benefit be prepared, which shall govern the payment of a benefit under the Plan until the next annual review and predetermination of a SERP Benefit amount.


SECTION VI.  PAYMENT OF BENEFIT.

6.1 Payment of the Participant's SERP Benefit shall commence on the first day of the month following the month in which the Participant's employment with the Company terminates due to (1) Normal Retirement from employment with the Company, (2) retirement from employment with the Company on any date prior to Normal Retirement that has the prior approval of the Company's Board of Directors, (3) termination of employment prior to Normal Retirement as a result of Disability, or (4) retirement from employment with the Company following a Change In Control, unless the Participant requests a later payment commencement date.

6.2 A Participant's Plan benefit shall be paid in equal monthly installments, in the form of a single life annuity with no death or other survivor benefit other than those described in Section VII.


SECTION VII.  SURVIVING SPOUSE AND OTHER DEATH BENEFIT.

7.1. In the event of the death of a Participant prior to the commencement of payment of a Plan benefit to the Participant, an amount equal to 50% of the amount of the benefit calculated in accordance with the vesting provisions of Section IV and the amount of the benefit of Section V which would otherwise have been payable to the Participant, will instead be payable to the Participant's surviving spouse. Payments to such spouse shall be made from the month following the month in which the death of the Participant occurred until the death of the surviving spouse.

7.2. In the event of the death of a Participant after the commencement of payment of a Plan benefit to the Participant, an amount equal to 50% of the amount of the Plan benefit then being paid to the Participant will instead be payable to the Participant's surviving spouse. Payments to such spouse shall be made from the month following the month in which the death of the Participant occurred, until the death of the surviving spouse.

7.3. If the surviving spouse is five (5) or more years younger than the Participant, the monthly payment to the surviving spouse pursuant to paragraphs 7.1 and 7.2 shall be actuarially adjusted, so that it has the same present actuarial value as the full 50% payment to a hypothetical surviving spouse who is less than five (5) years younger than the Participant. For this purpose, the Committee shall use a life expectancy factor derived from the most recent group annuity mortality table published by the Society of Actuaries, as shown in Appendix B of the Plan. The foregoing actuarial adjustment shall be effected by dividing the life expectancy factor set forth on the most recent group annuity mortality table for the hypothetical surviving spouse by the life expectancy factor set forth on the same table for the surviving spouse (calculated to four decimals). The quotient obtained shall be multiplied by the surviving spouse's 50% benefit pursuant to paragraphs
         7.1 and 7.2. An example of the method of actuarial adjustment is shown in Appendix C of the Plan.

7.4. In the event that the Participant and/or his or her surviving spouse shall have been entitled to payments under Sections 6 and 7 of the Plan, and upon the death of the surviving spouse, the aggregate amount of the cumulative payments of the SERP Benefit shall have been less than $50,000, the Company shall pay to the estate of the Participant or to such other person as the Participant shall designate by written notice, a lump sum amount equal to $50,000 less the aggregate amount of the cumulative payments of the SERP Benefit already made.


SECTION VIII.  MISCELLANEOUS PROVISIONS.

8.1 ADMINISTRATION. The Committee shall be responsible for all facets of interpretation and administration of the Plan. The Committee may adopt rules and regulations to assist it in the administration of the Plan. The Board of Directors has also delegated to the Committee the right to modify provisions of the Plan in individual cases.

8.2 NON-COMPETITION. Receipt of the SERP Benefit is expressly conditioned upon the non-competition of the retired Participant with the Company, for so long as any payments are being made hereunder. Accordingly, unless the Participant first secures the written consent of the Board of Directors or the Committee, he shall not directly or indirectly, as an officer, director, employee, consultant, agent, partner, joint venturer, proprietor, or other, engage in or assist any business which is or may become in direct or indirect competition with the Company or any of its subsidiaries, other than as a mere investor holding not more than one percent of the equity interest of any such competing enterprise. In the event that the Committee makes a good-faith determination that a Participant receiving a SERP Benefit is or may be violating the non-competition provisions hereof, it shall immediately notify him or her of such finding in writing and afford him or her a reasonable opportunity (a period of not less than sixty days) to rebut such finding, or to desist from such competitive activity. In the event that the Committee believes that a violation of the non-competition provision continues uncorrected following the sixty-day period, it may then cease making SERP Benefit payments, and the retired Participant (and any Spouse or other beneficiary claiming through the Participant) shall forfeit any right to future payment of a SERP Benefit under the Plan.

8.3 SOURCE OF BENEFIT PAYMENTS. This Plan is intended to be an unfunded plan of deferred compensation for a select group of management or highly compensated individuals, and it is intended that a SERP Benefit payable hereunder will be paid from the general assets of the Company. However, in the event of a Change in Control, amounts payable to a Participant or the surviving spouse or estate, under Sections 6 and 7 of the Plan, may be provided for in accordance with an Executive Deferred Compensation Trust (a so-called "Rabbi" trust) between the Company and a trustee. The Company shall inform the Participant of the identity of the trustee upon the Participant's request.

8.4 NON-ASSIGNMENT, ALIENATION. Nothing in this Plan gives a Participant or any person claiming payments for or through him or her, any right, title, or interest in any asset held in the Company, prior to the payment thereof, and that the right of a Participant to any payment hereunder is strictly contractual and unsecured, unless a Change in Control causes the funding of the Plan in the Company's Executive Deferred Compensation Trust. In addition, the benefit to be paid hereunder may not be voluntarily or involuntarily sold, transferred, assigned, alienated, or encumbered, and any such attempt shall be void.

8.5 OBLIGATION OF SUCCESSORS. This Plan shall be binding upon the Company or any successor (whether direct or indirect, by purchase, merger, consolidation, or otherwise), to all or substantially all of the business and/or assets of the Company, or to any assignee thereof. To the extent that the Company must take additional contractual or other steps to make the Plan an enforceable contractual obligation of a successor (e.g., a purchaser of assets), the Company shall take such steps. This Plan and all rights of the Participant hereunder shall inure to the benefit of and be enforceable by the Participant or the Participant's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees, and legatees.

8.6 AMENDMENT, TERMINATION. This Plan may be amended or terminated at any time, provided that no such amendment or termination shall reduce or eliminate the right of a Participant to the payment of a Plan benefit earned prior to such amendment or termination.

8.7 WITHHOLDING. The Company may provide for the withholding, from any benefit payable under this Plan, all Federal, state, city, or other taxes as shall be appropriate pursuant to any law or governmental regulation or ruling, and may delay the payment of any benefit until the Participant or beneficiary provides payment to the Company of all applicable withholding taxes.

8.8 MISCELLANEOUS. This Plan shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, to the extent not governed by federal law. Section headings are for convenience of reference only, and shall not affect the construction or interpretation of any of the provisions hereof.

                  APPENDIX A, SERP BENEFIT CALCULATION METHOD

o Calculation begins with current base salary and years of service, up to the present date.

o Target Retirement Income equals a percent of Final Base Salary plus the average of the last three Bonus Awards. The percentage is calculated as 60% for 30 years of service, plus or minus 1% for each year of service greater than or less than thirty. For example:

         -------------------------------------
              Years of         Retirement
               Service           Target
         -------------------------------------
            Newly hired            30%
         -------------------------------------
                 5                 35%
         -------------------------------------
                 10                40%
         -------------------------------------
                 15                45%
         -------------------------------------
                 20                50%
         -------------------------------------
                 25                55%
         -------------------------------------
                 30                60%
         -------------------------------------
                 35                65%
         -------------------------------------
                 40                70%
         -------------------------------------
                 45                75%
         -------------------------------------

o Calculate income from Kennametal Retirement Income Plan, based on current years of service and pensionable earnings, to date, and including current statutory limitations (IRC Sections 415 and 401A(17)), but not actuarially reduced for age less than 65.

o Calculate income from Social Security, based on earnings to date, but not reduced for age less than 65.

o Retirement Income Plan plus Social Security equals Total Funded Retirement Income from qualified plans.

o SERP Benefit equals Target Retirement Income (above) minus Total Funded Retirement Income from qualified plans.

o        However, minimum SERP Benefit is 10% of current base salary.

o If the prior SERP benefit (as last calculated under the above described method and posted to the official list of Participants and their SERP Benefit) is greater than the new SERP Benefit, use the prior SERP Benefit.

o        Therefore, SERP Benefit is the greatest of:

         -        Target Retirement minus Total Funded Retirement Income,
         -        10% of Current Base Salary, or
         -        Prior SERP Benefit.

                                   APPENDIX B


               LIFE EXPECTANCIES FROM THE 1994 UP MORTALITY TABLE

==============================================================================================
AGE          MALE            FEMALE             Age       MALE               FEMALE
----------------------------------------------------------------------------------------------
20           58.689676       63.439521          65        17.301673          20.733104
----------------------------------------------------------------------------------------------
21           57.721384       62.458711          66        16.567774          19.922360
----------------------------------------------------------------------------------------------
22           56.753995       61.477787          67        15.852596          19.126492
----------------------------------------------------------------------------------------------
23           55.787630       60.496744          68        15.155361          18.344112
----------------------------------------------------------------------------------------------
24           54.822623       59.515516          69        14.474231          17.572161
----------------------------------------------------------------------------------------------
25           53.859070       58.533981          70        13.807539          16.808107
----------------------------------------------------------------------------------------------
26           52.897006       57.552138          71        13.154894          16.051847
----------------------------------------------------------------------------------------------
27           51.936249       56.570159          72        12.516970          15.305311
----------------------------------------------------------------------------------------------
28           50.976471       55.588318          70        11.895300          14.572070
----------------------------------------------------------------------------------------------
29           50.017407       54.606930          74        11.289425          13.854374
----------------------------------------------------------------------------------------------
30           49.058903       53.626184          75        10.697900          13.152659
----------------------------------------------------------------------------------------------
31           48.100761       52.646205          76        10.121208          12.467970
----------------------------------------------------------------------------------------------
32           47.142792       51.667107          77        9.561406           11.801827
----------------------------------------------------------------------------------------------
33           46.184865       50.688947          78        9.021858           11.156078
----------------------------------------------------------------------------------------------
34           45.226529       49.711724          79        8.505843           10.530978
----------------------------------------------------------------------------------------------
35           44.267364       48.735436          80        8.014790           9.925826
----------------------------------------------------------------------------------------------
36           43.307409       47.760220          81        7-548836           9.340932
----------------------------------------------------------------------------------------------
37           42.347090       46.786204          82        7.107007           8.777414
----------------------------------------------------------------------------------------------
38           41.387178       45.813644          83        6.687359           8.236987
----------------------------------------------------------------------------------------------
39           40.428474       44.842772          84        6.285696           7.719357
----------------------------------------------------------------------------------------------
40           39.471398       43.873849          85        5.898198           7.223015
----------------------------------------------------------------------------------------------
41           38.516336       42.906937          86        5.523671           6.747887
----------------------------------------------------------------------------------------------
42           37.563597       41.941959          87        5.163141           6.295031
----------------------------------------------------------------------------------------------
43           36.613496       40.978756          88        4.819594           5.866464
----------------------------------------------------------------------------------------------
44           35.666021       40.016924          89        4.496051           5.463912
----------------------------------------------------------------------------------------------
45           34.721182       39.056122          90        4.193604           5.087653
----------------------------------------------------------------------------------------------
46           33.779283       38.096450          91        3.912324           4.737174
----------------------------------------------------------------------------------------------
47           32.840954       37.138220          92        3.651468           4.411342
----------------------------------------------------------------------------------------------
48           31.907044       36.182042          93        3.409583           4.108517
----------------------------------------------------------------------------------------------
49           30.978090       35.228328          94        3.0187285          3.827037
----------------------------------------------------------------------------------------------
50           30.054402       34.277235          95        2.986195           3.565508
----------------------------------------------------------------------------------------------
51           29.136469       33.329133          96        2.806213           3.322551
----------------------------------------------------------------------------------------------
52           28.225043       32.384506          97        2.645659           3.096798
----------------------------------------------------------------------------------------------
53           27.321021       31.443972          98        2.501069           2.886902
----------------------------------------------------------------------------------------------
54           26.424628       30.507483          99        2.368067           2.692192
----------------------------------------------------------------------------------------------
55           25.535831       29.574787          100       2.243346           2.512150
----------------------------------------------------------------------------------------------
56           24.655321       28.646560          101       2.124336           2.345559
----------------------------------------------------------------------------------------------
57           23.784341       27.724202          102       2.009036           2.190383
----------------------------------------------------------------------------------------------
58           22.924662       26.809797          103       1.895858           2.043361
----------------------------------------------------------------------------------------------
59           22.077319       25.905022          104       1.786991           1.904998
----------------------------------------------------------------------------------------------
60           21.242746       25.010822          105       1.684548           1.776622
----------------------------------------------------------------------------------------------
61           20.421814       24.128172          106       1.584660           1.653351
----------------------------------------------------------------------------------------------
62           19.615791       23.258043          107       1.473289           1.520196
----------------------------------------------------------------------------------------------
63           18.826204       22.401396          108       1.316861           1.343162
----------------------------------------------------------------------------------------------
64           18.054561       21.559462          109       1.048860           1.058194
----------------------------------------------------------------------------------------------
                                                110        .541667            .541667
==============================================================================================
                                                                             HEWITT Associates

                                   APPENDIX C


Example:

A PARTICIPANT RECEIVING A SERP BENEFIT IN THE AMOUNT OF $10,000 DIES AT AGE 74. HIS SURVIVING SPOUSE IS AGE 65. THE BENEFIT PAYABLE TO HIS SURVIVING SPOUSE WOULD BE CALCULATED AS FOLLOWS.

1. Life expectancy set forth on the Group Annuity Mortality Table of a hypothetical surviving spouse (female) who is age 69 = 17.572161

2. Life expectancy set forth on the Group Annuity Mortality Table of the surviving spouse (female) who is age 65 = 20.733104

3. Quotient obtained by dividing 1 above by 2 above (17.572161 / 20.733104) = 0.8475

4.       Yearly benefit payable to surviving spouse = $10,000 x 50% x 0.8475 =
         $4,237.50